SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2003

PILGRIM’S PRIDE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-9273	75-1285071
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 South Texas Street Pittsburg, Texas	75686-0093
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (903) 855-1000

Item 5. Other Events

On August 13, 2003, Pilgrim’s Pride Corporation, a Delaware corporation (the “Company”), sold $100,000,000 aggregate principal amount of its senior unsecured notes due in 2011 (the “Notes”) under its registration statement on Form S-3 (No. 333-84861) (the “Registration Statement”). This Current Report on Form 8-K is being filed for the purpose of filing the Underwriting Agreement, the Final Prospectus Supplement and the opinion of Baker & McKenzie in connection with the Registration Statement and the public offering of the Notes.

Item 7. Financial Statements and Exhibits

(c)	Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement dated August 13, 2003 executed by the Company

5.1	Opinion of Baker & McKenzie

12.1	Pilgrim’s Pride Corporation of Ratio of Earnings to Fixed Charges

99.1	Final Prospectus Supplement of the Company

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PILGRIM’S PRIDE CORPORATION

Date: August 13, 2003	By:	/s/ Richard A. Cogdill
Richard A. Cogdill Executive Vice President, Chief Financial Officer, Secretary and Treasurer

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EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement dated August 13, 2003 executed by the Company

5.1	Opinion of Baker & McKenzie

12.1	Pilgrim’s Pride Corporation of Ratio of Earnings to Fixed Charges

99.1	Final Prospectus Supplement of the Company